UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 12, 2016
Date of report (date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant of the registrant under any of the following circumstances:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On July 12, 2016, Evolent Health, Inc., a Delaware corporation (the “Company”), and Electra Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger by and among the Company, Merger Sub, Valence Health, Inc., a Delaware corporation (“Valence”), and North Bridge Growth Management Company LLC and Philip Kamp, in their capacity as representative of the securityholders of Valence (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Valence will be merged with and into Merger Sub (the “Merger”) with Merger Sub surviving the Merger as a wholly-owned subsidiary of the Company. Under the Merger Agreement, the Company will acquire Valence’s business, excluding its contracts serving state insurance cooperatives; the state insurance cooperative contracts will be transferred to a separate entity that will be owned by current Valence stockholders. The closing of the Merger is currently anticipated to occur within 120 days, subject to regulatory approvals and other closing conditions set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, the Company is expected to pay an aggregate of approximately $142.8 million to $144.1 million in merger consideration based on the closing price of the Company’s Class A common stock on the New York Stock Exchange on July 12, 2016 (the “Merger Consideration”), consisting of 5.29 million to 5.84 million shares of the Company’s Class A common stock (the “Share Consideration”) and approximately $35 million to $44 million in cash (the “Cash Consideration”). The aggregate Merger Consideration payable in the transaction is subject to certain post-closing adjustments based on working capital, indebtedness, liabilities and transaction expenses as of the closing date of the Merger. The Company will also pay additional contingent share consideration, if earned, in the form of an earn-out of up to $50 million (payable in shares of the Company’s Class A common stock) (the “Additional Share Consideration”), the payment of which is subject to the satisfaction of certain conditions and the achievement of new business activity completed by Valence over the balance of calendar year 2016 impacting 2017 results.

The Share Consideration and Additional Share Consideration will be issued only to those Valence stockholders who are “accredited investors” as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Merger Agreement, $11.4 million of the Share Consideration will be held in a separate escrow account as partial security for the indemnification obligations of the Valence securityholders and other recipients of merger consideration. The consideration remaining in the escrow account will be released after 15 months from the closing date of the Merger, less the aggregate amount of any pending and unresolved claims as of such date.

Each of the Company’s and Valence’s board of directors has approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The Company and Valence each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by Valence to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger. The consummation of the Merger is subject to customary closing conditions, including, among others, the approval of Valence’s stockholders, the absence of certain legal impediments to the consummation of the Merger, the receipt of specified consents and approvals, the early termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and, subject to materiality exceptions, the accuracy of representations and warranties made by the Company and Valence, respectively, and compliance by the Company and Valence with their respective obligations under the Merger Agreement. The Merger is not subject to any financing condition.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 3.02 - Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the issuance of shares of the Company’s Class A common stock as part of the Merger Consideration and the Additional Share Consideration is incorporated into this Item 3.02 by reference.

Pursuant to the Merger Agreement, the shares of the Company’s Class A common stock comprising the Share Consideration in the Merger and the Additional Share Consideration will be issued only to those Valence stockholders who are “accredited investors” as defined in Regulation D promulgated under the Securities Act. The issuance and sale of the shares of the Company’s Class A common stock is exempt from registration under Section 4(a)(2) of the Securities Act because the transaction does not involve a public offering. The shares of the Company’s Class A common stock to be issued in the Merger will be restricted securities for purposes of rule 144 and subject to certain requirements before sale, including holding period requirements. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Company’s Class A common stock to be issued in the Merger.

Item 7.01 - Regulation FD Disclosure.

On July 13, 2016, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information, including the exhibit attached hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act except as otherwise expressly stated in such filing.

Forward-Looking Statements
In addition to the discussion regarding forward-looking statements in the press release attached as Exhibit 99.1 and incorporated herein by reference, this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”), including, but not limited to, statements regarding the Merger and the expected closing of, and consideration to be paid in connection with, the Merger. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. Among the factors that could cause future events or results to vary from those contained in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the Merger may be delayed or may not occur; and the risk that litigation or other matters could affect the closing of the Merger. In addition, please refer to the periodic reports that the Company files with the Securities and Exchange Commission (“SEC”), including on Forms 10-K, 10-Q and 8-K and the risk factors noted therein. The SEC filings by the Company identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this Current Report on Form 8-K. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this Form 8-K.

Item 9.01 -  Financial Statements and Exhibits

(d) Exhibits
The following document is filed as an exhibit to this report:

Exhibit
Number	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated July 12, 2016, by and among Evolent Health, Inc., Electra Merger Sub, LLC,
Valence Health, Inc. and North Bridge Growth Management Company LLC and Philip Kamp, in their capacity as the Securityholders’ Representative.

99.1	Press Release of Evolent Health, Inc., dated July 13, 2016.

* The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Dated: July 14, 2016

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated July 12, 2016, by and among Evolent Health, Inc., Electra Merger Sub, LLC,
Valence Health, Inc. and North Bridge Growth Management Company LLC and Philip Kamp, in their capacity as the Securityholders’ Representative.

99.1	Press Release of Evolent Health, Inc., dated July 13, 2016.

* The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.